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                                                                Exhibit 10.4
                          CONSENT AND WAIVER AGREEMENT

         THIS CONSENT AND WAIVER AGREEMENT, dated as of August 11, 2000 (this "Agreement"), is by and among TITAN MOTORCYCLE CO. OF AMERICA, a Nevada corporation, with headquarters located at 2222 West Peoria Avenue, Phoenix, Arizona 85029 (the "Company"), and ADVANTAGE FUND II LTD., a British Virgin Islands corporation ("Advantage"), and KOCH INVESTMENT GROUP LIMITED, a Delaware corporation ("Koch" and, collectively with Advantage, the "A and B Investors").

                              W I T N E S S E T H:

         WHEREAS, the A and B Investors purchased shares of Series A Convertible Preferred Stock, $.001 par value (the "Series A Stock"), of the Company and acquired warrants (the "Series A Warrants") to purchase shares of Common Stock, $.001 par value ("Common Stock"), of the Company pursuant to separate Subscription Agreements, each dated as of September 15, 1999 (the "Series A Subscription Agreements"), between the Company and each A and B Investor;

         WHEREAS, the A and B Investors purchased shares of Series B Convertible Preferred Stock, $.001 par value (the "Series B Stock"), of the Company and acquired warrants (the "Series B Warrants") to purchase shares of Common Stock pursuant to separate Subscription Agreements, each dated as of March 7, 2000 (the "Series B Subscription Agreements", and together with the Series A Subscription Agreements, the "Subscription Agreements"), between the Company and each A and B Investor (capitalized terms used herein without definition shall have the meanings given them in the Subscription Agreements);

         WHEREAS, the A and B Investors and the Company are parties to (i) the Warrant Amendment Agreement, dated as of May 24, 2000 (the "Warrant Amendment Agreement"), (ii) the Consent to Amendments to Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, dated June 1, 2000 (the "First Consent") and (iii) the Consent and Waiver, dated June 20, 2000 (the "Second Consent");

         WHEREAS, pursuant to the Second Consent, the A and B Investors received Additional Warrants (as such term is defined in the Second Consent) (the Series A Warrants, the Series B Warrants and the Additional Warrants are hereinafter collectively referred to as the "Investor Warrants");

         WHEREAS, the Company proposes to sell to Esquire Trade and Finance Inc. and Celeste Trust Reg. (collectively, the "Debenture Holders") an aggregate of $750,000 principal amount of convertible debentures issued by the Company (the "Debentures") together with certain warrants (the "Debenture Holder Warrants") to purchase Common Stock and, in connection therewith, to amend certain terms and provisions of the Company's Series C Convertible Preferred Stock, $.001 par value (the "Series C Stock"), held by the Debenture Holders (such transaction is referred to herein as the "Offering");

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         WHEREAS, pursuant to the Subscription Agreements, the Company is restricted from issuing new securities in certain instances without the consent of the A and B Investors, and the A and B Investors are entitled to be notified of the Offering and to exercise their preemptive rights to purchase the securities offered thereby;

         WHEREAS, pursuant to the Investor Warrants, the A and B Investors have certain anti-dilution adjustment rights in the event of certain issuances of securities by the Company; and

         WHEREAS, in consideration for obtaining the consents and waivers of the A and B Investors provided herein in order to facilitate the Offering, the Company has agreed to amend certain provisions of the Subscription Agreements and the respective Amended and Restated Certificates of Designations for the Series A Stock and the Series B Stock (the "Certificates of Designations") as set forth below;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                  1. CONSENTS AND WAIVERS

                  (a) OFFERING. Each of the A and B Investors hereby consents to: (i) the issuance of the Debentures in accordance with, and the terms and conditions of, the Securities Purchase Agreement, dated as of August 11, 2000, by and among the Company and the Debenture Holders substantially in the form attached as EXHIBIT A hereto, (ii) the terms and conditions of the Registration Rights Agreement, dated as of August 11, 2000, by and among the Company and the Debenture Holders substantially in the form attached as EXHIBIT B hereto, (iii) the terms and conditions of the Debenture Holders Warrants substantially in the form attached as EXHIBIT C hereto and (iv) the terms and provisions of the First Amended and Restated Certificate of Designations of the Series C Stock substantially in the form attached as EXHIBIT D hereto. Each of the A and B Investors hereby waives all restrictions relating to the Offering under Section 4(i) of each of the Subscription Agreements.

                  (b) NOTIFICATION AND PREEMPTIVE RIGHTS. Each of the A and B Investors hereby waives all of its notification and preemptive rights under
Section 4(i) of each of the Subscription Agreements to purchase Debentures or Debenture Holder Warrants being offered by the Company in the Offering.

                  (c) ANTI-DILUTION ADJUSTMENTS. Each of the A and B Investors hereby waives any and all rights to anti-dilution adjustments resulting from the Offering under Section 6 of each of the Series A Warrants and the Series B Warrants.

                  (d) OTHER TRANSACTIONS. Notwithstanding the foregoing provisions of this Section 1, the consents and waivers given pursuant to this
Section 1 apply only to the Offering and do not limit or effect the A and B Investors' rights with respect to any other transaction.


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                  (e) EFFECTIVENESS. The consents and waivers given in this
Section 1 shall have no effect and shall be deemed null and void if the Company fails to timely comply with its obligations under Sections 3 and 4.

                  2. AMENDMENT OF SUBSCRIPTION AGREEMENTS

                  (a) Section 4(j) of each of the Series A Subscription Agreements is hereby amended in its entirety to read as follows:

                           (j) CERTAIN SELLING RESTRICTIONS. So long as the
                  Company is in compliance in all material respects with its obligations to the Buyer under this Agreement, the Certificate of Designations, the Warrants and the Registration Rights Agreement, during the 10 consecutive Trading Days (as defined in the Certificate of Designations) immediately preceding the Initial Reset Date (as defined in the Certificate of Designations), the Second Reset Date (as defined in the Certificate of Designations), and each Bimonthly Reset Date thereafter (as defined in the Certificate of Designations), the Buyer agrees on its behalf and on behalf of its Affiliates (as defined in the Certificate of Designations) that it will not (1) sell any shares of the Common Stock on Nasdaq or any other market where the Common Stock is then listed for trading unless such sale is made at or above 130% of the Fixed Conversation Price (as defined in the Certificate of Designations) or (2) engage in any short sales or other hedging transactions relating to the Common Stock.

                  (b) Section 4(j) of each of the Series B Subscription Agreements is hereby amended in its entirety to read as follows:

                           (j) CERTAIN SELLING RESTRICTIONS. So long as the
                  Company is in compliance in all material respects with its obligations to the Buyer under this Agreement, the Certificate of Designations, the Warrants and the Registration Rights Agreement, during the 10 consecutive Trading Days (as defined in the Certificate of Designations) immediately preceding the Initial Reset Date (as defined in the Certificate of Designations) and each Quarterly Reset Date thereafter (as defined in the Certificate of Designations), the Buyer agrees on its behalf and on behalf of its Affiliates (as defined in the Certificate of Designations) that it will not (1) sell any shares of the Common Stock on Nasdaq or any other market where the Common Stock is then listed for trading unless such sale is made at or above 130% of the Fixed Conversation Price (as defined in the Certificate of Designations) or (2) engage in any short sales or other hedging transactions relating to the Common Stock.

                  3. AMENDMENT AND RESTATEMENT OF CERTIFICATES OF DESIGNATIONS

                  The Amended and Restated Certificate of Designations for each of the Series A Stock and the Series B Stock shall be further amended and restated as set forth in EXHIBIT E and


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EXHIBIT F attached hereto, respectively (the "New Certificates"). The Company shall file the New Certificates with the Secretary of State of the State of Nevada within one business day after the initial closing of the Offering and shall provide written evidence thereof to each of the A and B Investors. Within one business day after the initial closing of the Offering, the Company shall deliver a legal opinion of Nevada counsel addressed to each of the A and B Investors, in the form previously provided to the A and B Investors, which opinion shall state that (i) the outstanding shares of each of the Series A Stock and Series B Stock, as amended by the New Certificates, are duly authorized, validly issued, fully paid and nonassessable and (ii) the provisions of Section 4 of the New Certificates are valid and enforceable in accordance with their terms. Time is of the essence with respect to the Company's compliance with its obligations under this Section 3.

                  4. REPRESENTATIONS AND WARRANTIES

                  The Company represents and warrants to, and covenants and agrees with, each A and B Investor that:

                  (a) AGREEMENT. This Agreement has been duly and validly authorized by the Company, this Agreement has been duly executed and delivered on behalf of the Company, and this Agreement is, the Subscription Agreements as amended hereby are, and the New Certificates when filed will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and limits upon rights to indemnity;

                  (b) NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company and the amendment of the Subscription Agreements and the Certificates of Designations as contemplated hereby and completion of the other transactions contemplated hereby do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default or require the consent of any party under the Articles of Incorporation or By-laws of the Company, or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound or any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets;

                  (c) REGISTRATION STATEMENTS; STOCKHOLDER APPROVAL. After giving effect to the Offering, the filing of the New Certificates, the filing of a Current Report on Form 8-K with the SEC as described below and the completion of the other transactions contemplated hereby, (i) the respective Registration Statements filed by the Company with the SEC registering the resale by the A and B Investors of the Common Stock issuable upon conversion of the Series A Stock and the Series B Stock and upon exercise of the Series A Warrants and the Series B Warrants will remain available for use by the A and B Investors as selling stockholders named therein, and the Company has no intent or reason to suspend the availability of such Registration Statements, and (ii) the Stockholder Approvals (as defined in the New Certificates) obtained at the Company's Annual Meeting of Stockholders held on July 26, 2000 will remain effective in permanently exempting the Company and the A and B Investors from the restrictions contained in the Stockholder Approval Rule on issuing Common Stock to the A and B Investors. Within


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one business day after the initial closing of the Offering, the Company shall file a Current Report on Form 8-K with the SEC describing the material terms of the Offering and the transactions contemplated by this Agreement; and

                  (d) CONSULTATION. The Company has consulted with its outside counsel with respect to the representations and agreements made by the Company in this Agreement.

                  5. CONFIRMATION OF AGREEMENTS; ENTIRE AGREEMENT

                  Except as specifically consented to or waived in this Agreement, the A and B Investors will not be deemed to have consented to, waived or amended any other rights or provisions of any other agreement or document. Except as amended by this Agreement, the terms and provisions of the Subscription Agreements, the Certificates of Designations, the Investor Warrants, the Warrant Amendment Agreement, the First Consent, the Second Consent, the Transfer Agent Agreements and the several Registration Rights Agreements relating thereto (collectively, the "Existing Agreements") remain in full force and effect. All references in the Existing Agreements to the Subscription Agreements and the Certificates of Designations shall hereafter, in the case of the Subscription Agreements, and upon filing with the Secretary of State of the State of Nevada, in the case of the Certificates of Designations, be deemed to be references to the Subscription Agreements and the Certificates of Designations as amended hereby. This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof.

                  6. MISCELLANEOUS

                  (a) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Arizona.

                  (b) COUNTERPARTS. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A telephone line facsimile copy of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

                  (c) HEADINGS, ETC. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  (e) AMENDMENTS. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the A and B Investors or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only


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in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

                  (f) WAIVERS. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

                  (g) NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be delivered in accordance with the notice provisions of the Subscription Agreements.

                  (h) EXPENSES. The Company shall pay or reimburse the A and B Investors for all reasonable expenses (including, without limitation, legal fees and expenses of counsel to the A and B Investors) incurred by the A and B Investors in connection with this Agreement, the Offering and the other transactions contemplated hereby. The Company hereby confirms its obligation to pay all reasonable legal and other expenses of the A and B Investors in accordance with the terms of each of the Existing Agreements. In the event any dispute, claim or litigation shall arise between the Company, on the one hand, and the A and B Investors, on the other hand, in connection with this Agreement or the transactions contemplated hereby, all costs and expenses, including reasonable attorneys' fees, of the prevailing party shall be promptly paid by the other party to such dispute, claim or litigation.

                  (i) SURVIVAL. The respective representations, warranties, covenants and agreements of each A and B Investor and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the completion of the transactions contemplated hereby and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.

                  (j) FURTHER ASSURANCES. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

                  (k) CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.


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         IN WITNESS WHEREOF, this Consent and Waiver Agreement has been duly executed by the A and B Investors and the Company by their respective officers thereunto duly authorized as of the date first set forth above.

                                       ADVANTAGE FUND II LTD.

                                       By:  Genesee International, Inc.,
                                            as General Manager



                                       By:  __________________________________
                                                    Donald R. Morken
                                                       President



                                       KOCH INVESTMENT GROUP LIMITED



                                       By:  __________________________________
                                            Name:
                                            Title:



                                       TITAN MOTORCYCLE CO. OF AMERICA



                                       By:  ___________________________________
                                            Name:
                                            Title:


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                                    EXHIBIT A

                          SECURITIES PURCHASE AGREEMENT


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                                    EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT


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                                    EXHIBIT C

                                    WARRANTS


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                                    EXHIBIT D

                           FIRST AMENDED AND RESTATED
                         CERTIFICATE OF DESIGNATIONS OF
                              SERIES C CONVERTIBLE
                                 PREFERRED STOCK


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                                    EXHIBIT E

                           SECOND AMENDED AND RESTATED
                      CERTIFICATE OF DESIGNATIONS OF SERIES
                          A CONVERTIBLE PREFERRED STOCK


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                                    EXHIBIT F

                           SECOND AMENDED AND RESTATED
                      CERTIFICATE OF DESIGNATIONS OF SERIES
                          B CONVERTIBLE PREFERRED STOCK


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